                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  February 23, 1999



                            BT Financial Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                 0-12377               251441348

(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)


                551 Main Street, Johnstown, Pennsylvania 15901
                   (Address of principal executive offices)


                                (814) 532-3801
             (Registrant's telephone number, including area code)
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Item 2.  Acquisitions or Disposition of Assets.

          On February 23, 1999, BT Financial Corporation, a Pennsylvania bank holding company ("BT Financial") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with First Philson Financial Corporation, a Delaware bank holding company ("First Philson"). Pursuant to the Merger Agreement, First Philson will merge (the "Merger") with and into BT Financial, with BT Financial being the surviving corporation. Immediately following the Merger, BT Financial will merge (the "Bank Merger") First Philson Bank, N.A., a wholly-owned subsidiary of First Philson with and into Laurel Bank, a wholly-owned subsidiary of BT Financial, with Laurel Bank being the surviving corporation.

          The Merger Agreement is attached hereto as Exhibit 2 and incorporated by reference herein in its entirety.

          In order to induce BT Financial to enter into the Merger Agreement and to provide reasonable assurances that the transactions contemplated by the Merger Agreement will be consummated, First Philson granted to BT Financial an option to purchase 348,400 authorized but unissued shares of First Philson Common Stock, $2.50 par value upon the terms and subject to the conditions of the Stock Option Agreement, dated February 23, 1999, by and between BT Financial and First Philson (the "Stock Option Agreement").

          The Stock Option Agreement is attached hereto as Exhibit 99 and incorporated by reference herein in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               Exhibit No.     Description
               -----------     -----------
               2               Agreement and Plan of Reorganization
                               dated February 23, 1999

               99              Stock Option Agreement dated February 23, 1999
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BT Financial Corporation

Date:  March 4, 1999                  By: /s/ John H. Anderson
                                          --------------------------------
                                          John H. Anderson
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)


Date: March 4, 1999                       /s/ Steven C. Ackmann
                                          --------------------------------
                                          Steven C. Ackmann
                                          President and Chief Operating Officer

Date: March 4, 1999                       /s/ Mark L. Sollenberger
                                          --------------------------------
                                          Mark L. Sollenberger
                                          Executive Vice President and
                                          Chief Financial Officer
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                                 EXHIBIT INDEX



                            Method of
Exhibit No.                Description                   Filing
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 2             Agreement and Plan of Reorganization  Filed herewith
               dated February 23, 1999

99             Stock Option Agreement                Filed herewith
               dated February 23, 1999